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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 13, 1998

                             MOBILEMEDIA CORPORATION

             (Exact name of registrant as specified in its charter)

       Delaware                      0-26320                    22-3253006
(State or other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                     Identification No.)

              65 Challenger Road, Ridgefield Park, New Jersey 07660
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (201) 440-8400
              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)


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                       INFORMATION TO BE INCLUDED IN THE REPORT

          Item 1.   Changes in Control of Registrant
                         Not Applicable.

          Item 2.   Acquisition or Disposition of Assets.
                         Not Applicable.

          Item 3.   Bankruptcy or Receivership
                         Not Applicable

          Item 4.   Changes in Registrant's Certifying Accountant
                         Not Applicable.

          Item 5.   Other Events.

                         As previously announced, MobileMedia Corporation
         (the "Company") filed its Joint Plan of Reorganization (the "Plan") with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") on January 27, 1998 and its related Disclosure Statement (the "Disclosure Statement") on February 2, 1998. The Plan was filed with the support of the Steering Committee for the Company's secured creditors (the "Secured Creditors Committee"), but without the support of the Committee for the Company's unsecured creditors (the "Unsecured Creditors Committee"). A hearing was scheduled to be held on April 14, 1998 in the Bankruptcy Court for the purpose of considering the adequacy of the information contained in the Disclosure Statement.

                         The Company is continuing to discuss the Company's Plan for the stand-alone reorganization of the Company with the Secured Creditors Committee and the Unsecured Creditors Committee, and the Company and such Committees also are considering certain possible third-party business combinations involving the Company under a plan of reorganization. Accordingly, the Company and such Committees agreed to adjourn the April 14 court hearing concerning the adequacy of the information contained in the Disclosure Statement. There can be no assurance that the parties will reach agreement on a plan of reorganization or that any business combination will be effected.

                         Additional publicly available information concerning the status of the proceedings in the Bankruptcy Court involving the Company (Case No. 97-174 (PJW)) can be obtained on an on-going basis from the Clerk of the United States Bankruptcy Court for the District of Delaware, United States Court House, 824 Market Street, Marine Midland Plaza, Wilmington, Delaware 19801.

          Item 6.   Resignations of Registrants Directors.
                         Not Applicable

          Item 7.   Financial Statements and Exhibits.
                         Not Applicable

          Item 8.   Change in Fiscal Year.
                         Not Applicable


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                    Pursuant to the requirements of the Securities Exchange
          Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MOBILEMEDIA CORPORATION
                                             a Delaware corporation

          Date: April 13, 1998               By:  /s/ David R. Gibson
                                                  ---------------------
                                                  David R. Gibson
                                                  Senior Vice President and
                                                  Chief Financial Officer